UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

AG Twin Brook BDC, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01259	83-4184014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Other Events.

Merger of AG Twin Brook Capital Income Fund and AG Twin Brook BDC, Inc.

Agreement and Plan of Merger

On May 19, 2023, AG Twin Brook BDC, Inc., a Delaware corporation (“AGTB”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with AG Twin Brook Capital Income Fund, a Delaware statutory trust (“TCAP”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the merger (the “Effective Time”), AGTB will merge with and into TCAP, with TCAP continuing as the surviving company (the “Transaction”). AGTB is an affiliated, privately offered business development company (“BDC”) managed by AG Twin Brook Manager, LLC (“AGTB Adviser”), an affiliate of Angelo, Gordon & Co., L.P. (“Angelo Gordon”). TCAP is a publicly offered, non-exchange traded BDC managed by AGTB Fund Manager, LLC (“TCAP Adviser”), an affiliate of Angelo Gordon, with substantially the same investment objective as AGTB.

The Board of Trustees of TCAP and the Board of Directors of AGTB (each, a “Board”), in each case, including the majority of the trustees/directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the Merger Agreement and the transactions contemplated thereby, including the Transaction, consistent with the requirements under Rule 17a-8 of the 1940 Act.

Transaction Consideration

Subject to the terms and conditions of the Merger Agreement, at the closing of the Transaction (the “Closing”), each share of AGTB common stock will receive, in respect of all of the issued and outstanding shares of common stock, par value $0.001 per share, of AGTB (“AGTB Common Stock”) as of the Effective Time, an amount of cash equal to the AGTB Per Share NAV (as defined below), without interest (the “Per Share Consideration” and, in the aggregate, the “Consideration”), subject to any applicable withholding taxes. Each share of AGTB Common Stock outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive the Per Share Consideration and, without any action by the holders of such shares of AGTB Common Stock, such shares of AGTB Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each share will thereafter represent only the right to receive the Per Share Consideration to be paid in accordance with the terms of the Merger Agreement.

Under the Merger Agreement, on a date (the “Determination Date”) which is no earlier than 48-hours prior to the Effective Time, AGTB will deliver to TCAP a calculation of its estimated net asset value (“NAV”) calculated in good faith as of the Determination Date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by TCAP and AGTB), historically used by AGTB in preparing the calculation of the NAV per share of AGTB Common Stock (with an accrual for any dividend declared by AGTB and not yet paid) (the “Closing NAV”). AGTB shall update the calculation of the Closing NAV in the event that the Closing is subsequently materially delayed or there is a material change to the Closing NAV prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing NAV is determined within 48-hours (excluding Sundays and holidays) prior to the Effective Time. The Board of Directors of AGTB shall be required to approve, and the chief executive officer, chief financial officer or president (or any vice president) of AGTB shall certify in writing to TCAP, the calculation of the Closing NAV.

“AGTB Per Share NAV” means the quotient of (i) the Closing NAV divided by (ii) the number of AGTB Common Stock issued and outstanding as of the Determination Date.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of TCAP and AGTB. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of TCAP’s and AGTB’s businesses during the period prior to the closing of the Transaction. TCAP and AGTB have agreed to convene and hold special meetings for the purpose of obtaining the approvals required of TCAP’s shareholders and AGTB’s stockholders, respectively, and have agreed to recommend that the respective holders approve the applicable proposals.

Pursuant to the Merger Agreement, TCAP and AGTB will consummate the Transaction by filing a certificate of merger with the Secretary of State of the State of Delaware on the date of the Effective Time.

The Merger Agreement contains customary non-solicitation and other provisions that, subject to limited exceptions, limit AGTB’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of AGTB. AGTB can consider and participate in discussions and negotiations with respect to an alternative proposal only in limited circumstances so long as certain notice and other procedural requirements are satisfied. In addition, subject to certain procedural requirements (including the ability of TCAP to revise its offer) and in some instances a Termination Fee (as defined below) paid to TCAP by a third party, AGTB may terminate the Merger Agreement and enter into an agreement with a third party that makes a superior proposal. These provisions may discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of AGTB from considering or proposing that acquisition even if it were prepared to pay consideration with a higher NAV per share than that proposed in connection with the Transaction.

Assumption of Liabilities

In connection with the Transaction, TCAP will be liable for all of the known and unknown liabilities and obligations of AGTB, and any claim or judgment against AGTB may be enforced against TCAP in accordance with applicable law.

AGTB has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities as of March 31, 2023 and for the fiscal year ended December 31, 2022, or those incurred in the ordinary course of its business, since March 31, 2023 and those incurred or to be incurred in connection with the Transaction.

Conditions to the Transaction

Consummation of the Transaction, which is currently anticipated to occur in July 2023, is subject to certain closing conditions, including (1) requisite approvals of TCAP’s shareholders and AGTB’s stockholders, (2) the absence of certain legal impediments to the consummation of the Transaction, (3) any required regulatory approvals, (4) the absence of certain governmental impediments to the consummation of the Transaction, (5) determinations of the Closing NAV in accordance with the terms of the Merger Agreement, and (6) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement.

Termination

The Merger Agreement also contains certain termination rights, including if the Effective Time does not occur on or prior to one year after the Merger Agreement is signed or if the requisite approvals of TCAP’s shareholders or AGTB’s stockholders are not obtained. The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, TCAP may be entitled to receive from a third party a termination fee (the “Termination Fee”) of $5.9 million, or approximately 3% of AGTB’s NAV as of March 31, 2023.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Forward-Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition or the Transaction. The forward-looking statements may include statements as to: future operating results of TCAP and AGTB and distribution projections; business prospects of TCAP and AGTB and the prospects of their portfolio companies; and the impact of the investments that TCAP and AGTB expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Transaction closing; (ii) the expected synergies and savings associated with the Transaction; (iii) the ability to realize the anticipated benefits of the Transaction, including the expected elimination of certain expenses and costs due to the Transaction; (iv) the percentage of TCAP shareholders and AGTB stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that litigation in connection with the Transaction may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) risks associated with possible disruption in the operations of TCAP and AGTB or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in TCAP’s and AGTB’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in AGTB’s and TCAP’s publicly disseminated documents and filings. TCAP and AGTB have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although TCAP and AGTB undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that TCAP and AGTB in the future may file with the Securities and Exchange Commission (“SEC”), including a proxy statement in preliminary and definitive form, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information About the Transaction and Where to Find It

In connection with the Transaction, TCAP and AGTB plan to file a proxy statement in preliminary and definitive form with the SEC that will contain important information about the Transaction and related matters. Promptly after filing the definitive proxy statement, both TCAP and AGTB intend to deliver a copy of the proxy statement and proxy card to their respective shareholders/stockholders entitled to vote at a special meeting relating to the Transaction. INVESTORS OF TCAP AND AGTB ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of these materials when they are available and other documents filed by TCAP and AGTB with the SEC at the SEC’s website at www.sec.gov or for TCAP, at TCAP’s website at www.agtbcap.com. Investors and security holders may also obtain free copies of the proxy statement and other documents filed with the SEC by contacting AG Client Relations at (212) 692-2011.

Participants in the Solicitation

TCAP, its trustees, certain of its executive officers and certain employees and officers of TCAP Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information about the trustees and executive officers of TCAP is set forth in its proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 18, 2023. AGTB, its directors, certain of its executive officers and certain employees and officers of AGTB Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of AGTB is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 17, 2023. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the TCAP shareholders and AGTB stockholders in connection with the Transaction will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in TCAP, AGTB or in any fund or other investment vehicle managed TCAP Adviser, AGTB Adviser or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among AG Twin Brook Capital Income Fund and AG Twin Brook BDC, Inc., dated as of May 19, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook BDC, Inc.

Dated: May 19, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer